UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 11, 2016 (May 11, 2016)

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33139 001-07541	20-3530539 13-1938568
(State of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

8501 Williams Road
Estero, Florida 33928
8501 Williams Road
Estero, Florida 33928
(Address of principal executive offices, including zip code)

(239) 301-7000
(239) 301-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  REGULATION FD DISCLOSURE.

On May 11, 2016, Hertz Equipment Rental Corporation (“Herc” or the “Company”), a wholly-owned subsidiary of The Hertz Corporation (“Hertz”), will post a non-deal roadshow presentation to the Investor Relations section of Hertz’s website at IR.hertz.com.  A copy of the presentation is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Financial information in the presentation includes certain non-GAAP financial measures.  Reconciliations of such non-GAAP financial measures to the comparable measures calculated and presented in accordance with GAAP are contained in the appendix section of the presentation.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

CAUTIONARY NOTE CONCERNING FORWARD-LOOKING STATEMENTS

Certain statements contained in this report, and in related comments by the Company’s management, include “forward-looking statements.” Forward-looking statements include information about the Company’s liquidity, possible or assumed future results of operations, including descriptions of its business strategies, and outlook for non-residential starts, industrial production and industrial spending GDP.  These statements often include words such as “believe,” “expect,” “project,” “potential,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors the Company believes are appropriate in these circumstances. The Company believes these judgments are reasonable, but you should understand that these statements and the Company’s financial projections are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed in the forward-looking statements and the following financial projections due to a variety of important factors, both positive and negative. Many factors could affect the Company’s actual financial results and could cause actual results to differ materially from those expressed in the forward-looking statements, including, without limitation, those risks and uncertainties discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the information statement included as an exhibit to the Form 10 filed with the SEC by Hertz Rental Car Holding Company, Inc. (“Form 10”). In light of these risks, uncertainties and assumptions, the forward-looking statements contained in the presentation might not prove to be accurate and you should not place undue reliance upon them. All forward-looking statements attributable to the Company or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such forward-looking statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following Exhibit is filed herewith as part of this report:

Exhibit	Description

99.1	Herc Rentals Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(Registrant)

By:	/s/ Thomas C. Kennedy
Name:	Thomas C. Kennedy
Title:	Senior Executive Vice President and Chief Financial Officer

Date: May 11, 2016